United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
July 3, 2007

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-8100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
     On July 3, 2007, Fidelity National Information Services, Inc. (“FIS”) announced that its subsidiary Certegy Check Services, Inc., had learned of the misappropriation of consumer information by a former employee. Further details regarding these events are included in FIS’s press release, filed as Exhibit 99.1 to this report and incorporated herein by reference.
     Although FIS currently does not believe that it faces any significant liability for consumer or financial fraud, there can be no assurance that this matter will not result in fines or other charges or adversely affect FIS’s relationships with the VISA and Master Card issuing organizations, customers or regulators.
     This report contains forward-looking statements and is subject to the statements in the section of the incorporated press release titled “Forward Looking Statements.”
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Press Release dated July 3, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: July 3, 2007	By:	/s/ Jeffrey S. Carbiener
Name: Jeffrey S. Carbiener Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 3, 2007.